SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) November 9, 2000

                       DIASENSOR.COM, INC.
     (Exact name of registrant as specified in its charter)



Pennsylvania                       0-26504            25-1605848
(State of other jurisdiction  (Commission File Number)   (IRS Employer
      of  incorporation)                       Identification no.)


    2275 Swallow Hill Road, Bldg. 2500; Pittsburgh. PA  15220
    (Address of principal executive offices)           (Zip Code)



                         (412) 279-9740
       Registrant's telephone number, including area code


_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Not applicable.

Item 6.   Resignation of Registrant's Directors.

          On November 13, 2000, the Company received a letter indicating that on November 9, 2000, Patrick H. O'Neill resigned from the Company's Board of Directors.
          (Resignation letter Attached).

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits -  Patrick H. O'Neill letter of resignation.


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIASENSOR.COM, INC.


                              by      _________________________
                                   Fred E. Cooper, President
DATED:  November 13, 2000




                       Patrick H. O'Neill
                         42 Dunning Road
                 New Canaan, Connecticut  06840





                                   November 9, 2000



               Mr. Fred E. Cooper, President
               Diasensor.com, Inc.
               2275 Swallow Hill Road, Building 2500
               Pittsburgh, PA  15220


               Dear Fred,

                    The board of Diasensor.com has not

               convened during the year that I have been

               a member so I have not been able to play

               any role in the affairs of the company.

               I am therefore tendering my resignation

               as a director of Diasensor.com, Inc.


                              Sincerely,

                              /s/Patrick H. O'Neill

                              Patrick H. O'Neill


               cc:   David L. Purdy